Income tax - Summary of Recognized in OCI (Details) - USD ($) $ in Thousands	12 Months Ended
	Jun. 30, 2024	Jun. 30, 2023
Major components of tax expense (income) [abstract]
Interest rate swaps, before tax	$ (940)	$ 638
Interest rate swaps, tax (expense) benefit	231	(142)
Interest rate swaps, net of tax	(709)	496
Recognized in OCI, before tax	(940)	638
Recognized in OCI, tax (expense) benefit	231	(142)
Recognized in OCI, net of tax	$ (709)	$ 496